Exhibit 10.6

FIRST AMENDMENT TO PROMISSORY NOTE AND

PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PROMISSORY NOTE AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 31, 2007, by and among CMR MORTGAGE FUND II, LLC, a California limited liability company (“Borrower”), CMR INCOME FUND, LLC, a Nevada limited liability company (“Lender”), and WELLS FARGO FOOTHILL, INC. a California corporation (“Wells Fargo”).

WITNESSETH:

WHEREAS, Borrower executed a Promissory Note, dated as of May 26, 2006 in the principal amount of $25,000,000 in favor of Lender (the “Note”);

WHEREAS, Borrower executed a Pledge and Security Agreement, dated as of May 26, 2006, in favor of Lender and Wells Fargo (the “Pledge”);

WHEREAS, concurrently with the modification of the Note, the Loan Agreement (as defined in the Note) is being modified pursuant to a Second Amendment to Loan and Security Agreement (“Second Amendment”) among Wells Fargo, Lender, Airport Hotels, LLC, a Nevada limited liability company and California Mortgage and Realty, Inc., a Delaware corporation;

WHEREAS, modification of the Note is a condition precedent to the effectiveness of the Second Amendment; and

WHEREAS, the parties hereto desire to amend the Note, subject to the terms hereof;

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Note, as amended hereby, or the Second Amendment.

SECTION 2.  Amendments. Upon the Second Amendment Effective Date, the Note and Security Agreement shall be amended as follows:

(a)      Each reference to the Note in the Note and the Security Agreement shall mean the Note as amended, modified, extended, supplemented and renewed, from time to time.

(b)          Each reference to the Loan Agreement in the Note and the Security Agreement shall mean the Loan Agreement, as amended as of May 26, 2006, and modified by Joinder Agreement, dated as of May 29, 2006, and Temporary Advance Agreement, dated as of

December 28, 2006 (as further amended, extended, restated, supplemented, renewed or otherwise modified, from time to time).

(c)     Section 2 of the Note is hereby deleted in its entirety and replaced with the following:

“2.          Interest and Maturity Date. The unpaid principal amount hereof shall bear interest at a per annum rate equal to the rate of interest payable by Lender on the Term Loan as set forth in Section 17 of the Loan Agreement (i.e., from the date of advance to the Second Amendment Effective Date, the LIBOR Rate plus six and one-half percent (6.5%), and from and after the Second Amendment Effective Date, the LIBOR Rate plus five and one-fourth percent (5.25%)), and such interest shall be due and payable in arrears, on the first day of each month, commencing July 1, 2006, and the Maturity Date. All outstanding principal under this Note shall be due and payable on May 31, 2008 (the “Maturity Date”).

(d)     The period at the end of Section 8(b) is replaced with a semicolon and the following section is hereby added to the end of Section 8 of the Note to read as follows:

“(c)     if at any time the net worth of Borrower shall be less than $50,000,000.”

SECTION 3.  Waivers. On the Second Amendment Effective Date, Lender hereby waives Borrower’s noncompliance with Section 2 of the Note for the period of May 31, 2007 though the Second Amendment Effective Date.

SECTION 4.  Representations. Warranties and Covenants of Borrower. Borrower represents and warrants to Lender, and agrees that:

(a)      after giving effect to this Amendment, no Event of Default will have occurred and be continuing, and the Note remains in full force and effect, secured by a first priority security interest in the EMW Note, which in turn is not in default and remains secured by a first lien in the EMW Property, a second lien in the Casa Grande Property (subject only to debt in the principal amount of $17,000,000 secured by a prior lien), and a third lien in the Brisbane Property (subject only to debt in the aggregate principal amount of $32,000,000, secured by prior liens);

(b)          after giving effect to this Amendment, no Event of Default will have occurred and be continuing, and the Security Agreement remains in full force and effect;

(b)        the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(c)      the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

(d)     the unpaid principal balance on the Note as of May 31, 2007, is $21,786,091.84.

SECTION 5.  Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Second Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)          Borrower and Lender shall have executed and delivered to Lender this Amendment and such other documents as Lender may reasonably request;

(b)          All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

SECTION 6.  Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7.  GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 8.  Effect of Amendment: Reaffirmation of Loan Documents.

(a)       The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Note, the Pledge or the other outstanding loan documents other than as expressly set forth herein and (ii) the Note (as amended hereby), the Pledge (as amended hereby) and each of the other outstanding loan documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.

(b)      The waivers agreed to herein (i) are strictly limited to the provisions expressly referenced and, except as expressly set forth herein, all the other terms, provisions and conditions of the Note and the Pledge shall remain in full force and effect, (ii) shall not extend nor be deemed to extend to any other Event of Default or Default that may now exist or hereafter arise under the Note, the Pledge or any of the other loan documents, whether similar or dissimilar to the matters waived herein, (iii) shall not impair, restrict or limit any right or remedy of Lender with respect to any Event of Default that may now exist or hereafter arise under the Note, the Pledge or any of the other loan documents, and (iv) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of Lender under the Note, the Pledge or any of the other loan documents.

SECTION 9.  Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:

CMR MORTGAGE FUND II, LLC,
a California limited liability company,

By: California Mortgage and Realty, Inc., a Delaware corporation, Manager

By:	/s/ James Gala
Name:	James Gala
Title:	CEO

LENDER:

CMR INCOME FUND, LLC,
a Nevada limited liability company

By: California Mortgage and Realty, Inc.,
a Delaware corporation

By:	/s/ James Gala
Name:	James Gala
Title:	CEO

WELLS FARGO:

WELLS FARGO FOOTHILL, INC.,
a California corporation

By:	/s/ F.W. McCollum
Name:	F.W. McCollum
Title:	Vice President